CUSIP No. 572322402

Exhibit 99.2

Powers of Attorney dated October 5, 2005, September 29, 2006, February 2, 2009 and April 9, 2012 (incorporated by reference from Exhibit 99.2 to the statement on Schedule 13D relating to the Common Stock of MEI Pharma, Inc. filed by the undersigned with the Securities and Exchange Commission on December 10, 2012).